UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

South Carolina Electric & Gas Company (the “Company”) entered into an underwriting agreement dated August 15, 2018 (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, each individually and acting as representatives for the underwriters named therein, related to the Company's sale of $300 million First Mortgage Bonds, 3.50% Series, due August 15, 2021 and $400 million First Mortgage Bonds, 4.25% Series, due August 15, 2028 (the “Bonds”).

This Current Report on Form 8-K is being filed for the purpose of filing the exhibits hereto for incorporation into the Registration Statement (File No. 333-223716-01) relating to the offering of the Bonds. A copy of the Underwriting Agreement is filed as Exhibit 1.01, an opinion of Jim Odell Stuckey, Esq., relating to the Bonds, is filed as Exhibit 5.01, the consent of Jim Odell Stuckey, Esq., is filed as Exhibit 23.01, and certain information relating to Item 14-“Other Expenses of Issuance and Distribution”, relating to Registration Statement (File No. 333-223716-01) is filed as Exhibit 99.01.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit

1.01
Underwriting Agreement dated August 15, 2018, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement (Filed herewith).

5.01	Opinion of Jim Odell Stuckey, Esq., relating to the Bonds (Filed herewith).

23.01	Consent of Jim Odell Stuckey, Esq. (Filed as part of opinion filed as Exhibit 5.01).

99.01	Information Relating to Item 14 – Other Expenses of Issuance and Distribution, relating to Registration Statement on Form S-3 (File No. 333-223716-01) (Filed herewith).

EXHIBIT INDEX

Exhibit
Number

1.01
Underwriting Agreement dated August 15, 2018, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement (Filed herewith).

5.01	Opinion of Jim Odell Stuckey, Esq., relating to the Bonds (Filed herewith).

23.01	Consent of Jim Odell Stuckey, Esq. (Filed as part of opinion filed as Exhibit 5.01).

99.01	Information Relating to Item 14 – Other Expenses of Issuance and Distribution, relating to Registration Statement on Form S-3 (File No. 333-223716-01) (Filed herewith).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Carolina Electric & Gas Company
(Registrant)

August 16, 2018	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller